Exhibit 99.2

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended
	June 30		Variance
	2005	2004	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:

Interest income	$148,611	$122,024	$26,587	21.8%
Interest expense	48,686	33,318	15,368	46.1%

Net Interest Income	99,925	88,706	11,219	12.6%
Provision for loan losses	725	800	(75)	-9.4%
Investment securities gains	1,418	5,349	(3,931)	-73.5%
Other income	36,897	31,313	5,584	17.8%
Other expenses	78,106	70,537	7,569	10.7%

Income Before Income Taxes	59,409	54,031	5,378	10.0%
Income taxes	17,829	16,167	1,662	10.3%

Net Income	$41,580	$37,864	$3,716	9.8%

Fully taxable equivalent (FTE) net interest income	$102,266	$91,038	$11,228	12.3%

PER-SHARE DATA:

Net income:
Basic	$0.27	$0.25	$0.02	8.0%
Diluted	0.27	0.25	0.02	8.0%

Cash dividends	0.145	0.132	0.013	9.8%

ENDING BALANCES:

Total assets	$11,571,083	$10,556,421	$1,014,662	9.6%
Loans, net of unearned income	7,861,508	7,042,311	819,197	11.6%
Deposits	8,139,667	7,430,988	708,679	9.5%
Short-term borrowings	1,134,583	1,241,522	(106,939)	-8.6%
Long-term debt	951,745	654,886	296,859	45.3%
Shareholders’ equity	1,194,075	1,107,482	86,593	7.8%

AVERAGE BALANCES:

Total assets	$11,417,078	$10,603,544	$813,534	7.7%
Loans, net of unearned income	7,823,737	6,946,626	877,111	12.6%
Deposits	8,059,110	7,448,275	610,835	8.2%
Short-term borrowings	1,180,975	1,282,657	(101,682)	-7.9%
Long-term debt	841,650	656,803	184,847	28.1%
Shareholders’ equity	1,195,455	1,101,590	93,865	8.5%

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

	Six Months Ended
	June 30		Variance
	2005	2004	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:

Interest income	$289,421	$235,960	$53,461	22.7%
Interest expense	91,248	64,287	26,961	41.9%

Net Interest Income	198,173	171,673	26,500	15.4%
Provision for loan losses	1,525	2,540	(1,015)	-40.0%
Investment securities gains	4,733	11,177	(6,444)	-57.7%
Other income	69,435	57,523	11,912	20.7%
Other expenses	151,837	132,809	19,028	14.3%

Income Before Income Taxes	118,979	105,024	13,955	13.3%
Income taxes	35,868	31,314	4,554	14.5%

Net Income	$83,111	$73,710	$9,401	12.8%

Fully taxable equivalent (FTE) net interest income	$202,858	$176,351	$26,507	15.0%

PER-SHARE DATA:

Net income:
Basic	$0.53	$0.50	$0.03	6.0%
Diluted	0.53	0.50	0.03	6.0%

Cash dividends	0.277	0.254	0.023	9.1%

AVERAGE BALANCES:

Total assets	$11,314,220	$10,140,019	$1,174,201	11.6%
Loans, net of unearned income	7,749,797	6,567,307	1,182,490	18.0%
Deposits	7,986,110	7,083,167	902,943	12.7%
Short-term borrowings	1,210,053	1,313,970	(103,917)	-7.9%
Long-term debt	761,992	613,439	148,553	24.2%
Shareholders’ equity	1,222,511	1,025,658	196,853	19.2%

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended		Variance
	June 30	March 31
	2005	2005	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:

Interest income	$148,611	$140,810	$7,801	5.5%
Interest expense	48,686	42,562	6,124	14.4%

Net Interest Income	99,925	98,248	1,677	1.7%
Provision for loan losses	725	800	(75)	-9.4%
Investment securities gains	1,418	3,315	(1,897)	-57.2%
Other income	36,897	32,538	4,359	13.4%
Other expenses	78,106	73,731	4,375	5.9%

Income Before Income Taxes	59,409	59,570	(161)	-0.3%
Income taxes	17,829	18,039	(210)	-1.2%

Net Income	$41,580	$41,531	$49	0.1%

Fully taxable equivalent (FTE) net interest income	$102,266	$100,592	$1,674	1.7%

PER-SHARE DATA:

Net income:
Basic	$0.27	$0.26	$0.01	3.8%
Diluted	0.27	0.26	0.01	3.8%

Cash dividends	0.145	0.132	0.013	9.8%

ENDING BALANCES:

Total assets	$11,571,083	$11,418,278	$152,805	1.3%
Loans, net of unearned income	7,861,508	7,747,301	114,207	1.5%
Deposits	8,139,667	7,981,147	158,520	2.0%
Short-term borrowings	1,134,583	1,265,360	(130,777)	-10.3%
Long-term debt	951,745	773,129	178,616	23.1%
Shareholders’ equity	1,194,075	1,235,519	(41,444)	-3.4%

AVERAGE BALANCES:

Total assets	$11,417,078	$11,210,219	$206,859	1.8%
Loans, net of unearned income	7,823,737	7,675,034	148,703	1.9%
Deposits	8,059,110	7,912,299	146,811	1.9%
Short-term borrowings	1,180,975	1,239,454	(58,479)	-4.7%
Long-term debt	841,650	681,450	160,200	23.5%
Shareholders’ equity	1,195,455	1,249,868	(54,413)	-4.4%

FULTON FINANCIAL CORPORATION
CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	June 30		Variance
	2005	2004	$	%
	(in thousands)
ASSETS

Cash and due from banks	$358,581	$335,176	$23,405	7.0%
Loans held for sale	237,713	144,050	93,663	65.0%
Other interest-earning assets	22,600	7,021	15,579	221.9%
Investment securities	2,429,365	2,489,031	(59,666)	-2.4%
Loans, net of allowance	7,771,106	6,955,772	815,334	11.7%
Premises and equipment	153,598	130,721	22,877	17.5%
Accrued interest receivable	43,819	35,701	8,118	22.7%
Goodwill and intangible assets	386,795	296,213	90,582	30.6%
Other assets	167,506	162,736	4,770	2.9%

Total Assets	$11,571,083	$10,556,421	$1,014,662	9.6%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits	$8,139,667	$7,430,988	$708,679	9.5%
Short-term borrowings	1,134,583	1,241,522	(106,939)	-8.6%
Long-term debt	951,745	654,886	296,859	45.3%
Other liabilities	151,013	121,543	29,470	24.2%

Total Liabilities	10,377,008	9,448,939	928,069	9.8%

Shareholders’ equity	1,194,075	1,107,482	86,593	7.8%

Total Liabilities and Shareholders’ Equity	$11,571,083	$10,556,421	$1,014,662	9.6%

LOANS AND DEPOSITS DETAIL:

Loans, by type:
Commercial — industrial and financial	$1,991,480	$1,818,570	$172,910	9.5%
Commercial — agricultural	322,791	324,465	(1,674)	-0.5%
Real estate — commercial mortgage	2,556,990	2,240,228	316,762	14.1%
Real estate — residential mortgage	558,845	504,320	54,525	10.8%
Real estate — construction	743,774	560,865	182,909	32.6%
Real estate — home equity	1,141,749	1,004,532	137,217	13.7%
Consumer	485,492	522,576	(37,084)	-7.1%
Leasing and other	60,387	66,755	(6,368)	-9.5%

Total Loans, net of unearned income	$7,861,508	$7,042,311	$819,197	11.6%

Deposits, by type:
Noninterest-bearing demand	$1,611,909	$1,414,770	$197,139	13.9%
Interest-bearing demand	1,471,398	1,361,379	110,019	8.1%
Savings deposits	1,965,523	1,866,042	99,481	5.3%
Time deposits	3,090,837	2,788,797	302,040	10.8%

Total Deposits	$8,139,667	$7,430,988	$708,679	9.5%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended
	June 30		Variance
	2005	2004	$	%
	(in thousands, except per-share data)
Interest Income:
Loans, including fees	$123,309	$96,859	$26,450	27.3%
Investment securities:
Taxable	18,257	19,652	(1,395)	-7.1%
Tax-exempt	2,843	2,540	303	11.9%
Dividends	1,155	992	163	16.4%
Loans held for sale	2,699	1,962	737	37.6%
Other interest income	348	19	329	1731.6%

Total Interest Income	148,611	122,024	26,587	21.8%

Interest Expense:
Deposits	31,104	22,345	8,759	39.2%
Short-term borrowings	7,914	3,135	4,779	152.4%
Long-term debt	9,668	7,838	1,830	23.3%

Total Interest Expense	48,686	33,318	15,368	46.1%

Net Interest Income	99,925	88,706	11,219	12.6%
Provision for Loan Losses	725	800	(75)	-9.4%

Net Interest Income after Provision	99,200	87,906	11,294	12.8%

Other Income:
Investment management and trust services	8,966	8,637	329	3.8%
Service charges on deposit accounts	9,960	9,929	31	0.3%
Other service charges and fees	7,142	4,970	2,172	43.7%
Gain on sale of mortgage loans	6,290	6,050	240	4.0%
Investment securities gains	1,418	5,349	(3,931)	-73.5%
Other	4,539	1,727	2,812	162.8%

Total Other Income	38,315	36,662	1,653	4.5%

Other Expenses:
Salaries and employee benefits	45,152	41,834	3,318	7.9%
Net occupancy expense	6,549	5,859	690	11.8%
Equipment expense	2,888	2,749	139	5.1%
Data processing	3,321	2,868	453	15.8%
Advertising	2,276	1,914	362	18.9%
Intangible amortization	1,168	1,356	(188)	-13.9%
Other	16,752	13,957	2,795	20.0%

Total Other Expenses	78,106	70,537	7,569	10.7%

Income Before Income Taxes	59,409	54,031	5,378	10.0%
Income Taxes	17,829	16,167	1,662	10.3%

Net Income	$41,580	$37,864	$3,716	9.8%

SHARE AND PER-SHARE INFORMATION:

Net income:
Basic	$0.27	$0.25	$0.02	8.0%
Diluted	0.27	0.25	0.02	8.0%

Cash dividends	$0.145	$0.132	$0.013	9.8%
Book value	7.81	7.27	0.54	7.4%
Tangible book value	5.28	5.33	(0.05)	-0.9%

Weighted average shares (basic)	154,509	152,647	1,862	1.2%
Weighted average shares (diluted)	156,230	154,356	1,874	1.2%
Shares outstanding, end of period	152,956	152,350	606	0.4%

SELECTED FINANCIAL RATIOS:

Return on average assets	1.46%	1.44%
Return on average equity	13.95%	13.82%
Return on average equity (tangible)	20.64%	17.84%
Net interest margin	3.92%	3.73%
Efficiency ratio	55.3%	56.5%
Average equity to average assets	10.5%	10.4%

FULTON FINANCIAL CORPORATION
AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended June 30
		2005			2004
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS

Interest-earning assets:
Loans and leases	$7,823,737	$124,080	6.36%	$6,946,626	$97,705	5.65%
Taxable investment securities	1,965,683	18,257	3.71%	2,299,834	19,652	3.39%
Tax-exempt investment securities	341,044	4,227	4.96%	272,891	3,822	5.60%
Equity securities	129,980	1,341	4.14%	137,528	1,196	3.49%

Total Investment Securities	2,436,707	23,825	3.91%	2,710,253	24,670	3.62%

Loans held for sale	152,502	2,699	7.08%	115,658	1,962	6.79%
Other interest-earning assets	47,819	348	2.90%	6,719	19	1.09%

Total Interest-earning Assets	10,460,765	150,952	5.79%	9,779,256	124,356	5.10%

Noninterest-earning assets:
Cash and due from banks	342,592			332,651
Premises and equipment	152,123			130,737
Other assets	552,807			447,700
Less: allowance for loan losses	(91,209)			(86,800)

Total Assets	$11,417,078			$10,603,544

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:
Demand deposits	$1,484,772	$3,309	0.89%	$1,362,761	$1,634	0.48%
Savings deposits	1,986,909	5,859	1.18%	1,857,175	2,637	0.57%
Time deposits	3,019,818	21,936	2.91%	2,841,569	18,074	2.56%

Total Interest-bearing Deposits	6,491,499	31,104	1.92%	6,061,505	22,345	1.48%

Short-term borrowings	1,180,975	7,914	2.68%	1,282,657	3,135	0.98%
Long-term debt	841,650	9,668	4.59%	656,803	7,838	4.70%

Total Interest-bearing Liabilities	8,514,124	48,686	2.29%	8,000,965	33,318	1.67%

Noninterest-bearing liabilities:
Demand deposits	1,567,611			1,386,770
Other	139,888			114,219

Total Liabilities	10,221,623			9,501,954

Shareholders’ equity	1,195,455			1,101,590

Total Liabilities and Shareholders’ Equity	$11,417,078			$10,603,544

Net interest income/net interest margin (fully taxable equivalent)		102,266	3.92%		91,038	3.73%

Tax equivalent adjustment		(2,341)			(2,332)

Net interest income		$99,925			$88,706

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Six Months Ended
	June 30		Variance
	2005	2004	$	%
	(in thousands, except per-share data)
Interest Income:
Loans, including fees	$239,937	$185,325	$54,612	29.5%
Investment securities:
Taxable	36,518	41,388	(4,870)	-11.8%
Tax-exempt	5,692	5,073	619	12.2%
Dividends	2,239	1,944	295	15.2%
Loans held for sale	4,511	2,201	2,310	105.0%
Other interest income	524	29	495	1706.9%

Total Interest Income	289,421	235,960	53,461	22.7%

Interest Expense:
Deposits	58,912	42,695	16,217	38.0%
Short-term borrowings	14,738	6,462	8,276	128.1%
Long-term debt	17,598	15,130	2,468	16.3%

Total Interest Expense	91,248	64,287	26,961	41.9%

Net Interest Income	198,173	171,673	26,500	15.4%
Provision for Loan Losses	1,525	2,540	(1,015)	-40.0%

Net Interest Income after Provision	196,648	169,133	27,515	16.3%

Other Income:
Investment management and trust services	17,985	17,282	703	4.1%
Service charges on deposit accounts	19,292	19,434	(142)	-0.7%
Other service charges and fees	12,698	9,996	2,702	27.0%
Gain on sale of mortgage loans	12,339	7,764	4,575	58.9%
Investment securities gains	4,733	11,177	(6,444)	-57.7%
Other	7,121	3,047	4,074	133.7%

Total Other Income	74,168	68,700	5,468	8.0%

Other Expenses:
Salaries and employee benefits	89,353	78,592	10,761	13.7%
Net occupancy expense	14,047	11,377	2,670	23.5%
Equipment expense	5,958	5,390	568	10.5%
Data processing	6,490	5,687	803	14.1%
Advertising	4,249	3,442	807	23.4%
Intangible amortization	2,347	2,347	—	0.0%
Other	29,393	25,974	3,419	13.2%

Total Other Expenses	151,837	132,809	19,028	14.3%

Income Before Income Taxes	118,979	105,024	13,955	13.3%
Income Taxes	35,868	31,314	4,554	14.5%

Net Income	$83,111	$73,710	$9,401	12.8%

SHARE AND PER-SHARE INFORMATION:

Net income:
Basic	$0.53	$0.50	$0.03	6.0%
Diluted	0.53	0.50	0.03	6.0%

Cash dividends	$0.277	$0.254	$0.023	9.1%
Book value	7.81	7.27	0.54	7.4%
Tangible book value	5.28	5.33	(0.05)	-0.9%

Weighted average shares (basic)	155,922	147,380	8,542	5.8%
Weighted average shares (diluted)	157,750	148,854	8,896	6.0%
Shares outstanding, end of period	152,956	152,350	606	0.4%

SELECTED FINANCIAL RATIOS:

Return on average assets	1.48%	1.46%
Return on average equity	13.71%	14.45%
Return on average equity (tangible)	20.09%	17.89%
Net interest margin	3.94%	3.76%
Efficiency ratio	54.9%	55.8%
Average equity to average assets	10.8%	10.1%

FULTON FINANCIAL CORPORATION
AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Six Months Ended June 30
		2005			2004
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS

Interest-earning assets:
Loans and leases	$7,749,797	$241,461	6.28%	$6,567,307	$187,000	5.72%
Taxable investment securities	1,974,723	36,518	3.69%	2,351,126	41,388	3.49%
Tax-exempt investment securitites	338,215	8,481	5.02%	274,517	7,631	5.56%
Equity securities	126,907	2,611	4.13%	134,540	2,389	3.56%

Total Investment Securities	2,439,845	47,610	3.90%	2,760,183	51,408	3.70%

Mortgage loans held for sale	132,670	4,511	6.80%	65,435	2,201	6.73%
Short-term investments	38,313	524	2.74%	5,231	29	1.12%

Total Interest-earning Assets	10,360,625	294,106	5.71%	9,398,156	240,638	5.14%

Noninterest-earning assets:
Cash and due from banks	332,747			316,720
Premises and equipment	150,579			126,083
Other assets	561,120			381,826
Less: allowance for loan losses	(90,851)			(82,766)

Total Assets	$11,314,220			$10,140,019

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:
Demand deposits	$1,489,850	$6,279	0.85%	$1,315,716	$2,989	0.46%
Savings deposits	1,949,573	10,324	1.07%	1,808,639	5,143	0.57%
Time deposits	3,008,161	42,309	2.84%	2,636,657	34,563	2.64%

Total Interest-bearing Deposits	6,447,584	58,912	1.84%	5,761,012	42,695	1.49%

Short-term borrowings	1,210,053	14,738	2.44%	1,313,970	6,462	0.98%
Long-term debt	761,992	17,598	4.64%	613,439	15,130	4.85%

Total Interest-bearing Liabilities	8,419,629	91,248	2.18%	7,688,421	64,287	1.67%

Noninterest-bearing liabilities:
Demand deposits	1,538,526			1,322,155
Other	133,554			103,785

Total Liabilities	10,091,709			9,114,361

Shareholders’ equity	1,222,511			1,025,658

Total Liabilities and Shareholders’ Equity	$11,314,220			$10,140,019

Net interest income/net interest margin (fully taxable equivalent)		202,858	3.94%		176,351	3.76%

Tax equivalent adjustment		(4,685)			(4,678)

Net interest income		$198,173			$171,673

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.

FULTON FINANCIAL CORPORATION
CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	Quarter Ended		Variance
	June 30	March 31
	2005	2005	$	%
	(in thousands)
ASSETS

Cash and due from banks	$358,581	$336,039	$22,542	6.7%
Loans held for sale	237,713	163,004	74,709	45.8%
Other interest-earning assets	22,600	84,123	(61,523)	-73.1%
Investment securities	2,429,365	2,385,358	44,007	1.8%
Loans, net of allowance	7,771,106	7,657,174	113,932	1.5%
Premises and equipment	153,598	149,492	4,106	2.7%
Accrued interest receivable	43,819	42,214	1,605	3.8%
Goodwill and intangible assets	386,795	388,260	(1,465)	-0.4%
Other assets	167,506	212,614	(45,108)	-21.2%

Total Assets	$11,571,083	$11,418,278	$152,805	1.3%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits	$8,139,667	$7,981,147	$158,520	2.0%
Short-term borrowings	1,134,583	1,265,360	(130,777)	-10.3%
Long-term debt	951,745	773,129	178,616	23.1%
Other liabilities	151,013	163,123	(12,110)	-7.4%

Total Liabilities	10,377,008	10,182,759	194,249	1.9%

Shareholders’ equity	1,194,075	1,235,519	(41,444)	-3.4%

Total Liabilities and Shareholders’ Equity	$11,571,083	$11,418,278	$152,805	1.3%

LOANS AND DEPOSITS DETAIL:

Loans, by type:
Commercial — industrial and financial	$1,991,480	$1,975,981	$15,499	0.8%
Commercial — agricultural	322,791	319,647	3,144	1.0%
Real estate — commercial mortgage	2,556,990	2,540,554	16,436	0.6%
Real estate — residential mortgage	558,845	556,966	1,879	0.3%
Real estate — construction	743,774	690,325	53,449	7.7%
Real estate — home equity	1,141,749	1,110,126	31,623	2.8%
Consumer	485,492	496,031	(10,539)	-2.1%
Leasing and other	60,387	57,671	2,716	4.7%

Total Loans, net of unearned income	$7,861,508	$7,747,301	$114,207	1.5%

Deposits, by type:
Noninterest-bearing demand	$1,611,909	$1,579,400	$32,509	2.1%
Interest-bearing demand	1,471,398	1,479,124	(7,726)	-0.5%
Savings deposits	1,965,523	1,916,942	48,581	2.5%
Time deposits	3,090,837	3,005,681	85,156	2.8%

Total Deposits	$8,139,667	$7,981,147	$158,520	2.0%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended		Variance
	June 30	March 31
	2005	2005	$	%
		(in thousands)
Interest Income:
Loans, including fees	$123,309	$116,628	$6,681	5.7%
Investment securities:
Taxable	18,257	18,261	(4)	0.0%
Tax-exempt	2,843	2,849	(6)	-0.2%
Dividends	1,155	1,084	71	6.5%
Loans held for sale	2,699	1,812	887	49.0%
Other interest income	348	176	172	97.7%

Total Interest Income	148,611	140,810	7,801	5.5%

Interest Expense:
Deposits	31,104	27,808	3,296	11.9%
Short-term borrowings	7,914	6,824	1,090	16.0%
Long-term debt	9,668	7,930	1,738	21.9%

Total Interest Expense	48,686	42,562	6,124	14.4%

Net Interest Income	99,925	98,248	1,677	1.7%
Provision for Loan Losses	725	800	(75)	-9.4%

Net Interest Income after Provision	99,200	97,448	1,752	1.8%

Other Income:
Investment management and trust services	8,966	9,019	(53)	-0.6%
Service charges on deposit accounts	9,960	9,332	628	6.7%
Other service charges and fees	7,142	5,556	1,586	28.5%
Gain on sale of mortgage loans	6,290	6,049	241	4.0%
Investment securities gains	1,418	3,315	(1,897)	-57.2%
Other	4,539	2,582	1,957	75.8%

Total Other Income	38,315	35,853	2,462	6.9%

Other Expenses:
Salaries and employee benefits	45,152	44,201	951	2.2%
Net occupancy expense	6,549	7,498	(949)	-12.7%
Equipment expense	2,888	3,070	(182)	-5.9%
Data processing	3,321	3,169	152	4.8%
Advertising	2,276	1,973	303	15.4%
Intangible amortization	1,168	1,179	(11)	-0.9%
Other	16,752	12,641	4,111	32.5%

Total Other Expenses	78,106	73,731	4,375	5.9%

Income Before Income Taxes	59,409	59,570	(161)	-0.3%
Income Taxes	17,829	18,039	(210)	-1.2%

Net Income	$41,580	$41,531	$49	0.1%

SHARE AND PER-SHARE INFORMATION:

Net income:
Basic	$0.27	$0.26	$0.01	3.8%
Diluted	0.27	0.26	0.01	3.8%

Cash dividends	$0.145	$0.132	$0.013	9.8%
Book value	7.81	7.85	(0.04)	-0.5%
Tangible book value	5.28	5.38	(0.10)	-1.9%

Weighted average shares (basic)	154,509	157,351	(2,842)	-1.8%
Weighted average shares (diluted)	156,230	159,289	(3,059)	-1.9%
Shares outstanding, end of period	152,956	157,340	(4,384)	-2.8%

SELECTED FINANCIAL RATIOS:

Return on average assets	1.46%	1.50%
Return on average equity	13.95%	13.48%
Return on average equity (tangible)	20.64%	19.56%
Net interest margin	3.92%	3.95%
Efficiency ratio	55.3%	54.5%
Average equity to average assets	10.5%	11.1%

FULTON FINANCIAL CORPORATION
AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

	Quarter Ended
	June 30, 2005			March 31, 2005
	Balance	Interest	Rate (1)	Balance	Interest	Rate (1)
	(dollars in thousands)
ASSETS

Interest-earning assets:
Loans and leases	$7,823,737	$124,080	6.36%	$7,675,034	$117,389	6.19%
Taxable investment securities	1,965,683	18,257	3.71%	1,983,864	18,261	3.68%
Tax-exempt investment securities	341,044	4,227	4.96%	335,355	4,246	5.07%
Equity securities	129,980	1,341	4.14%	123,800	1,270	4.13%

Total Investment Securities	2,436,707	23,825	3.91%	2,443,019	23,777	3.89%

Mortgage loans held for sale	152,502	2,699	7.08%	112,619	1,812	6.43%
Short-term investments	47,819	348	2.90%	28,699	176	2.48%

Total Interest-earning Assets	10,460,765	150,952	5.79%	10,259,371	143,154	5.64%

Noninterest-earning assets:
Cash and due from banks	342,592			322,793
Premises and equipment	152,123			149,017
Other assets	552,807			569,527
Less: allowance for loan losses	(91,209)			(90,489)

Total Assets	$11,417,078			$11,210,219

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:
Demand deposits	$1,484,772	$3,309	0.89%	$1,494,984	$2,970	0.81%
Savings deposits	1,986,909	5,859	1.18%	1,911,820	4,466	0.95%
Time deposits	3,019,818	21,936	2.91%	2,996,377	20,372	2.76%

Total Interest-bearing Deposits	6,491,499	31,104	1.92%	6,403,181	27,808	1.76%

Short-term borrowings	1,180,975	7,914	2.68%	1,239,454	6,824	2.23%
Long-term debt	841,650	9,668	4.59%	681,450	7,930	4.72%

Total Interest-bearing Liabilities	8,514,124	48,686	2.29%	8,324,085	42,562	2.07%

Noninterest-bearing liabilities:
Demand deposits	1,567,611			1,509,118
Other	139,888			127,148

Total Liabilities	10,221,623			9,960,351

Shareholders’ equity	1,195,455			1,249,868

Total Liabilities and Shareholders’ Equity	$11,417,078			$11,210,219

Net interest income/net interest margin (fully taxable equivalent)		102,266	3.92%		100,592	3.95%

Tax equivalent adjustment		(2,341)			(2,344)

Net interest income		$99,925			$98,248

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)

	Quarter Ended		Six Months Ended
	June 30		June 30
	2005	2004	2005	2004
	(dollars in thousands)
Gross charge-offs	$1,660	$1,627	$3,479	$4,315
Recoveries	1,210	1,183	2,729	2,702

Net Charge-offs	$450	$444	$750	$1,613

Net charge-offs to average loans	0.02%	0.03%	0.02%	0.05%

Non-accrual loans	$20,820	$21,961
Accruing loans 90+ days overdue	7,453	9,314
Other real estate owned	3,478	1,119

Total Non-Performing Assets	$31,751	$32,394

Non-accrual loans to total loans	0.26%	0.31%
Non-performing assets to total loans and OREO	0.40%	0.46%
Non-performing assets to total assets	0.27%	0.31%
Allowance for loan losses to loans outstanding	1.15%	1.23%

	Quarter Ended
	June 30	March 31
	2005	2005
	(dollars in thousands)
Gross charge-offs	$1,660	$1,819
Recoveries	1,210	1,519

Net Charge-offs	$450	$300

Net charge-offs to average loans	0.02%	0.02%

Non-accrual Loans	$20,820	$19,232
Accruing loans 90+ days overdue	7,453	6,545
Other real estate owned	3,478	3,244

Total Non-Performing Assets	$31,751	$29,021

Non-accrual loans to total loans	0.26%	0.25%
Non-performing assets to total loans and OREO	0.40%	0.37%
Non-performing assets to total assets	0.27%	0.25%
Allowance for loan losses to loans outstanding	1.15%	1.16%